Exhibit 10.16(b)
                                                                ----------------


                            FIRST AMENDMENT TO SECOND
                            -------------------------
                         AMENDED AND RESTATED SAGEBRUSH
                         ------------------------------
                   GENERAL CO-OWNERSHIP PARTNERSHIP AGREEMENT
                   ------------------------------------------

THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED SAGEBRUSH GENERAL CO-OWNERSHIP PARTNERSHIP AGREEMENT ("First Amendment") is made and entered into as of December 1, 1990 by and among ALPHA MARIAH, INC., a California corporation ("Alpha Mariah" or "AM"), ALPHA MARIAH (PRIME), INC., a California corporation ("Alpha Mariah (Prime)" or "AM-1"), BETA MARIAH, INC., a California corporation ("Beta Mariah" or "BM") , BETA MARIAH (PRIME), INC., a California corporation ("Beta Mariah (Prime)" or "BM-1"), GAMMA MARIAH, INC., a California corporation ("Gamma Mariah" or "GM") , DELTA MARIAH, INC., a California corporation ("Delta Mariah" or "DM") , ALPHA WILLOW, INC., a California corporation ("Alpha Willow" or "AW"), BETA JOSHUA, INC., a California corporation ("Beta Joshua" or "BJ"), ALPHA JOSHUA, INC., a California corporation ("Alpha Joshua" or "AJ") ALPHA JOSHUA (PRIME), INC., a California corporation ("Alpha Joshua (Prime)" or "AJ-1"), BETA WILLOW, INC., a California corporation ("Beta Willow" or "BW"), BETA WILLOW (PRIME), INC., a California corporation ("Beta Willow (Prime)" or "BW-1"), SAGEBRUSH PARTNER ELEVEN, INC., a California corporation ("SP11"), SAGEBRUSH PARTNER TWELVE, INC., a California corporation ("SP12"), SAGEBRUSH PARTNER THIRTEEN, INC., a California corporation ("SP13"), SAGEBRUSH PARTNER FOURTEEN, INC., a California corporation ("SP14"), SAGEBRUSH PARTNER FIFTEEN, INC., a California corporation ("SP15"), SAGEBRUSH PARTNER SIXTEEN, INC., a California corporation ("SP16"), SAGEBRUSH PARTNER SEVENTEEN, INC., a
California corporation ("SP17"), SAGEBRUSH PARTNER EIGHTEEN, INC., a California corporation ("SP18"), SAGEBRUSH PARTNER NINETEEN, INC., a California corporation ("SP19"), SAGEBRUSH PARTNER TWENTY, INC., a California corporation ("SP20"), and SAGEBRUSH PARTNER TWENTY-ONE, INC. , a California corporation ("SP21") (collectively, the "Partners").

                                   WITNESSETH
                                   ----------

WHEREAS, the Partners entered into a Second Amended and Restated Sagebrush General Co-ownership Partnership Agreement dated as of September 1, 1989 (the "Agreement") to reflect their understanding of how they intend to develop, build, own and operate jointly an electrical power transmission line from a point near Mojave, California to Southern California Edison Company's Substation at Vincent, California (the "Transmission Line"); and

Whereas, the Partners wish to amend the Agreement to add two Partners to the Partnership, to reflect certain changes in their respective Partnership

Interests, to provide for a period of temporary use of the Transmission Line, to waive certain provisions of the Agreement in connection with transfer of the shares of certain Partners, and to correct certain typographical errors;

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the Partners do hereby amend the Agreement in accordance with the terms and conditions set forth in this First Amendment.

    1.   Definitions.

         Unless otherwise defined herein, or unless the context otherwise requires, all capitalized terms used herein which are defined in the Agreement shall have the same meanings in this First Amendment as are ascribed to them in the Agreement.

    2.   Amendment.

         The Partners agree that the Agreement shall be, and hereby is, amended in the following respects, with effect from the date first above written:


         A. Alpha Mariah (Prime) and Beta Mariah (Prime) are each hereby admitted to the Partnership as Partners. By execution of this first Amendment, each agrees to be bound by all of the terms of the Agreement and this First Amendment. At the same time as execution of this First Amendment, each shall execute the Management and Maintenance Agreement, a Fee Agreement, and the Option Agreement.

         B. there shall be added to the Agreement a new Section 8.1.3 and a new
    Section 8.1.4, which shall read in their entirety as follows:

         "8.1.3. Alpha Mariah, Alpha Mariah (Prime), Beta Mariah, Beta Mariah (Prime) and Gamma Mariah shall each be deemed to be Active Partners, notwithstanding the non-fulfillment of the condition specified in
         Section 8.1.1(i) above, for a temporary period commencing on August 17, 1990 and ending on the earlier of June 30, 1991 or the date of transfer of all of the beneficial interest in the stock of such Partner (the "Second Temporary Period"), and shall be entitled to use, or to license SeaWest Industries, Inc., Toyo Energy Corporation, or the proposed lessee or its Partner Affiliate to use, the Transmission Line in accordance with the terms of this Amended Agreement for the purposes of activation of the power purchase agreement commonly known as Desert Winds II and completion of construction and performance testing of a Project being developed for and to be acquired by such Partner or Partner Affiliate. Upon the conclusion of the Second Temporary Period, each of the Partners named in this Section 8.1.3 shall cease to be Active Partners (and the temporary use of the Transmission Line permitted pursuant to this Section shall terminate) unless such Partner shall have satisfied all of the conditions to becoming an Active Partner set forth in Section 8.1.1 above

         C. Notwithstanding anything in Section 15 or any other section of the Agreement to the contrary, Delta Mariah shall be permitted to, and hereby does, withdraw from the Partnership effective immediately.

         D. The Capital Contributions of AM, AM-1, BM, BM-1, GM and DM for purposes of Section 6.1(a) of the Agreement shall be as set forth below:


             Partner                   Capital Contributions
             -------                   ---------------------
               AM                           $ 924,040
               AM-1                         $ 852,960
               BM                           $ 965,120
               BM-1                         $ 890,880
               GM                          $2,290,000
               DM                          $        0


         E. The cash and Contributed Property of AM, AM-1, BM, BM-1, GM and DM for purposes of Section 6.1(d) of this Agreement shall be as set forth below:


                                                Contributed
             Partner            Cash              Property
             -------            ----            -------------
               AM                0                 396,954
               AM-1              0                 366,419
               BM                0                 414,601
               BM-1              0                 382,709
               GM                0                 983,749
               DM                0                       0


         F. Notwithstanding anything in the Agreement to the contrary, a portion of the Partnership Interests currently allocated to and held by Alpha Mariah and Beta Mariah, and all of the Partnership Interest currently allocated to Delta Mariah, shall be re-allocated to Alpha Mariah (Prime), Beta Mariah

    (Prime), and Gamma Mariah, so that the Project MW, Percentage Interests, Allocated MW and Capital Contribution allocated to each of them shall hereafter be as shown on Exhibit A attached to this First Amendment. Exhibit A attached to this First Amendment shall replace the Exhibit A originally attached to the Agreement, and any references in the Agreement to Exhibit A shall hereafter be interpreted to refer to Exhibit A to this First Amendment.

         G. In connection with the transfers of the shares of Alpha Mariah, Alpha Mariah (Prime), Beta Mariah, Beta Mariah (Prime), Gamma Mariah, SP15, SP16, SP17, SP18, SP19 and SP20, the Partnership and the Partners hereby waive (i) the requirement for an opinion of Partnership counsel as under
    Section 12.2 (vii) (a) of the Agreement, and (ii) any right to object to the transfers permitted hereunder, including during the thirty (30) day objection period provided in Section 12.2 of the Agreement. With respect to the requirement for an opinion of Partnership counsel as required by Section
    12.2 (vii) (b) and (c) of the Agreement, the Partnership and the Partners agree that, (i) with respect to SP15 and SP16, the opinions of Newman & Holtzinger, P.C., delivered simultaneously with execution of this First Amendment, shall satisfy such requirement, (ii) with respect to SP17, SP18, SP19 and SP20, the opinion of Morrison & Foerster, delivered simultaneously with execution of this First Amendment, shall satisfy such requirement, and
    (iii) with respect to Alpha Mariah, Alpha Mariah (Prime), Beta Mariah, Beta Marish (Prime) and Gamma Marish, the opinion of Winston & Strawn, delivered simultaneously with the closing of the sale of shares of each, shall satisfy such requirement. Each such share transfer shall be immediately effective upon compliance with Section 12.2 (i)through (vi) of the Agreement with respect to such transfer.

         H. Notwithstanding any other provision of this Agreement, the rights of Alpha Willow, SP11, SP12, SP13, SP14 and SP21 (together with their Partner Affiliates, the "LIFO Partners") to use the Transmission Line shall be subject to the following limitation. If at any time, and for any reason other than force majeure affecting the Transmission Line, (1) the Transmission Line is incapable of delivering power at its designed capacity, availability or voltage and curtailment of the Projects of the LIFO Partners would improve the capability of the Transmission Line to deliver power at its designed capacity, availability and voltage, or (ii) the Transmission Line line losses exceed 1.14%, the excess line losses have an adverse effect on the Projects of Alpha Mariah, Alpha Mariah (Prime), Beta Mariah, Beta Marish (Prime), or Gamma Mariah or their Partner Affiliates, and curtailment of the Projects of the LIFO Partners would reduce or eliminate such excess line losses, or (iii) the Transmission Line line losses for either of the power purchase contracts commonly known as Desert Winds I and Desert Winds III exceed the levels experienced immediately prior to addition of the Projects of the LIFO Partners to the Transmission Line, the excess line losses have an adverse effect on the Projects of Alpha Joshua, Alpha Joshua (Prime), Beta Joshua, Beta Willow or Betha Willow (Prime) or their Partner Affiliates, and curtailment of the Projects of the LIFO Partners would reduce or eliminate such excess line losses, then the Projects of the LIFO Partners shall be curtailed. The provisions hereof do not affect the rights of Manager to curtail or disconnect the Project of a Partner under Section
    4 of the Partner's Technical Use Agreement. Any curtailment under this provision shall be in an amount sufficient to cause the Transmission Line to deliver power at its designed capacity, availability and voltage, or to reduce the Transmission Line line losses, as applicable, up to and including the Projects of all of the LIFO Partners. The Manager shall determine whether the Projects of the LIFO Partners should be curtailed.
    Any curtailment shall continue until the Manager shall determine that reconnecting the Projects of the LIFO Partners shall not result in the recurrence of the event giving rise to the curtailment. The LIFO Partners shall agree among themselves the priority of curtailment of their respective Projects, and any curtailment under these provisions shall occur according to such priority. If the LIFO Partners fail to advise the Manager of the priority of curtailment, the Manager shall have discretion to determine which of the Projects of the LIFO partners to curtail. In the event of any curtailment under this provision, the Manager shall cooperate with the LIFO Partners to attempt to eliminate the cause of such curtailment, provided that any expenses in connection with such cooperation shall be paid by the LIFO Partners. The Partners agree that these provisions shall be inserted in the Management and Maintenance Agreement and that the Manager shall enforce these provisions. The Technical Use Agreements of each of the LIFO Partners shall also incorporate these provisions.

         I. With respect to the Management and Maintenance Agreement and the Fee Agreement of each Partner, Sagebrush and each of the Partners acknowledge for the benefit of ToyoWest Management Inc. that the other party to the Management and Maintenance Agreement and each of the Fee Agreements is ToyoWest Management Inc., notwithstanding misstatement of the name of

    ToyoWest Management Inc. in the Management and Maintenance Agreement and certain of the Fee Agreements. With respect to the Agreement, each Partner acknowledges that the Agreement is deemed properly executed and delivered by Beta Willow (Prime), Inc., notwithstanding that its name is incorrectly stated on the signature page thereof.

Except as expressly modified by this First Amendment, the terms and conditions of the Agreement shall remain in full force and effect

     3.  Miscellaneous Provisions.

         The provisions of Sections 17.1 through 17.11, inclusive, of the Agreement are incorporated herein by reference, and shall apply to this Amendment as if fully set out herein.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the dates set forth below the signatures of their respective representatives

ALPHA JOSHUA, INC.,                         BETA WILLOW, INC.,
a California corporation                    a California corporation

By: /s/ Geoffrey Hawke                      By: /s/ Geoffrey Hawke
   -------------------------------             -------------------------------
Its: President                              Its: President
     -----------------------------               -----------------------------
Date: Dec 28 1990                           Date:  Dec 28 1990
     -----------------------------               -----------------------------

ALPHA JOSHUA (PRIME), INC.,                 BETA WILLOW (PRIME)
a California corporation                    a California corporation

By: /s/ Keneth W. Olsey                      By: /s/ Keneth W. Olsey
   -------------------------------             -------------------------------
Its: President                              Its: President
     -----------------------------               -----------------------------
Date: Dec 28 1990                           Date:  Dec 28 1990
     -----------------------------               -----------------------------


BETA JOSHUA, INC.,                          ALPHA WILLOW, INC.,
a California corporation                    a California corporation

By: /s/ [SIGNATURE ILLEGIBLE]               By: /s/ Robert L. Eisen
   -------------------------------             -------------------------------
Its: President                              Its: Vice President
     -----------------------------               -----------------------------
Date: Dec 28 1990                           Date:  Dec 28 1990
     -----------------------------               -----------------------------

ALPHA MARIAH, INC.,                         BETA MARIAH, INC.
a California corporation                    a California corporation

By: /s/ Robert L. Eisen                     By: /s/ Robert L. Eisen
   -------------------------------             -------------------------------
Its: Vice President                         Its: Vice President
     -----------------------------               -----------------------------
Date: Dec 28 1990                           Date:  Dec 28 1990
     -----------------------------               -----------------------------

ALPHA MARIAH (PRIME), INC.,                 BETA MARIAH (PRIME), INC.,
a California corporation                    a California corporation

By: /s/ Robert L. Eisen                     By: /s/ Robert L. Eisen
   -------------------------------             -------------------------------
Its: Vice President                         Its: Vice President
     -----------------------------               -----------------------------
Date: Dec 28 1990                           Date:  Dec 28 1990
     -----------------------------               -----------------------------


GAMMA MARIAH, INC.,                         SAGEBRUSH PARTNER ELEVEN, INC.,
a California corporation                    a California corporation

By: /s/ Robert L. Eisen                     By: /s/ Robert L. Eisen
   -------------------------------             -------------------------------
Its: Vice President                         Its: Vice President
     -----------------------------               -----------------------------
Date: Dec 28 1990                           Date:  Dec 28 1990
     -----------------------------               -----------------------------


DELTA MARIAH, INC.,                         SAGEBRUSH PARTNER TWELVE, INC.,
a California corporation                    a California corporation

By: /s/ Robert L. Eisen                     By: /s/ Robert L. Eisen
   -------------------------------             -------------------------------
Its: Vice President                         Its: Vice President
     -----------------------------               -----------------------------
Date: Dec 28 1990                           Date:  Dec 28 1990
     -----------------------------               -----------------------------


SAGEBRUSH PARTNER THIRTEEN, INC.,          SAGEBRUSH PARTNER FOURTEEN, INC.,
a California corporation                   a California corporation

By: /s/ Robert L. Eisen                    By: /s/ Robert L. Eisen
   -------------------------------             -------------------------------
Its: Vice President                         Its: Vice President
     -----------------------------               -----------------------------
Date: Dec 28 1990                           Date:  Dec 28 1990
     -----------------------------               -----------------------------

SAGEBRUSH PARTNER FIFTEEN, INC.,            SAGEBRUSH PARTNER SIXTEEN, INC.,
a California corporation                    a California corporation

By: /s/ Kenneth C. Karas                    By: /s/ Kenneth C. Karas
   -------------------------------             -------------------------------
Its: President                              Its: Vice President
     -----------------------------               -----------------------------
Date: Dec 28 1990                           Date:  Dec 28 1990
     -----------------------------               -----------------------------


SAGEBRUSH PARTNER SEVENTEEN, INC.,          SAGEBRUSH PARTNER EIGHTEEN, INC.,
a California corporation                    a California corporation

By: /s/ Kenneth C. Karas                    By: /s/ Kenneth C. Karas
   -------------------------------             -------------------------------
Its: President                              Its: President
     -----------------------------               -----------------------------
Date: Dec 28 1990                           Date:  Dec 28 1990
     -----------------------------               -----------------------------


SAGEBRUSH PARTNER NINETEEN, INC.,           SAGEBRUSH PARTNER TWENTY, INC.,
a California corporation                    a California corporation

By: /s/ Leo B. Helzel                       By: /s/ Kenneth C. Karas
   -------------------------------             -------------------------------
Its: Vice President                         Its: President
     -----------------------------               -----------------------------
Date: Dec 28 1990                           Date:  Dec 28 1990
     -----------------------------               -----------------------------



SAGEBRUSH PARTNER TWENTY-ONE, INC.,
a California corporation

By: /s/ Robert L. Eisen
   -------------------------------
Its: Vice President
     -----------------------------
Date: Dec 28 1990
     -----------------------------

                                    EXHIBIT A

                              Percentage Interests

               Project      Percentage     Allocated      Capital
Partner          MW          Interests        MW        Contribution
--------      ---------     -----------    ----------   --------------
BJ            25.000 MW       6.55%       27.500 MW     $1,974,000
AJ            15.600 MW       4.09%       17.160 MW      1,232,400
AJ PRIME      14.400 MW       3.77%       15.840 MW      1,137,600
BW            15.600 MW       4.09%       17.160 MW      1,232,400
BW PRIME      14.400 MW       3.77%       15.840 MW      1,137,600
AM            11.700 MW       3.06%       12.870 MW        924,040
AM PRIME      10.800 MW       2.83%       11.880 MW        852,000
BM            12.220 MW       3.20%       13.442 MW        965,120
BM PRIME      11.280 MW       2.95%       12.408 MW        890,880
GM            29.000 MW       7.60%       31.900 MW      2,290,000
DM                 0 MW          0%            0 MW              0
AW             3.500 MW       0.92%        3.850 MW        277,000
SP11          27.110 MW       7.10%       29.821 MW      2,141,000
SP12           9.300 MW       2.44%       10.230 MW        736,000
SP13           5.030 MW       1.32%        5.533 MW        398,000
SP14          14.560 MW       3.81%       16.016 MW      1,149,000
SP15          77.000 MW      20.17%       84.700 MW      6,081,000
SP16          22.050 MW       5.78%       24.255 MW      1,743,000
SP17          14.400 MW       3.77%       15.840 MW      1,137,000
SP18          21.600 MW       5.66%       23.760 MW      1,706,000
SP19           1.800 MW       0.47%        1.980 MW        142,000
SP20          20.150 MW       5.28%       22.165 MW      1,592,000
SP21           5.318 MW       1.36%        5.850 MW        411,000

Total:       381.818 MW     100.00%       20.000 MW    $30,150,000